UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 19, 2003

AFC Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-32369	58-2016606

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Six Concourse Parkway, Suite 1700, Atlanta, Georgia	30328-5352

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-9500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events and Required FD Disclosure.

     On September 19, 2003, AFC Enterprises, Inc. released a mid-quarter business update for third quarter 2003 and provided key business drivers for periods 8 and 9 of 2003. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release dated September 19, 2003.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC ENTERPRISES, INC.

Date: September 23, 2003	By:	/s/ Frank J. Belatti Frank J. Belatti Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release dated September 19, 2003.